UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 5, 2008

AMCORE FINANCIAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

0-13393	36-3183870
(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Street, Rockford, Illinois	61104
(Address of Principal Executive Offices)	(Zip Code)

(815) 968-2241

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On November 5, 2008, the Board of Directors (the “Board”) of AMCORE Financial, Inc. (the “Company”) approved amendments to the Company’s Code of Ethics and Confidentiality Policy (the “Code of Ethics”) to clarify policies and legal standards and to make other technical, administrative, and other non-substantive amendments resulting from management’s and the Board’s review of the Code of Ethics. A copy of the Code of Ethics, as amended by the Board, is attached as Exhibit 99.1 hereto. The amended Code of Ethics can also be found on the corporate governance page of the Company’s website at www.AMCORE.com/governance.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Code of Ethics and Confidentiality Policy, dated November 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 7, 2008	AMCORE Financial, Inc.

(Registrant)

/s/ Judith Carré Sutfin
Judith Carré Sutfin
Executive Vice President and Chief Financial Officer,
(Duly authorized officer of the registrant and principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Code of Ethics and Confidentiality Policy, dated November 5, 2008